EXHIBIT 99.1
                                 ------------

               Computational Materials filed on August 18, 2005.


indx05ar18 - Price/Yield - 2A1

Balance                 $702,333,000.00     Delay              0
Coupon                  L+78                Dated              9/7/2005
Settle                  9/7/2005            First Payment      10/25/2005

Price                                 5 CPR             10 CPR            15 CPR             20 CPR            25 CPR
                                Disc Margin        Disc Margin       Disc Margin        Disc Margin       Disc Margin
               101.0000                  67                 62                56                 50                43

                    WAL               12.22               7.66              5.32               3.98              3.12
               Mod Durn                8.75               6.04              4.47               3.48              2.81
       Principal Window             1 - 298            1 - 220           1 - 160            1 - 122            1 - 97
    Optional Redemption             Call (Y)           Call (Y)          Call (Y)           Call (Y)          Call (Y


Price                                30 CPR              35 CPR              40 CPR               45 CPR
                                Disc Margin         Disc Margin         Disc Margin          Disc Margin
               101.0000                  35                  27                  19                    9

                    WAL                2.52                2.08                1.76                 1.51
               Mod Durn                2.31                1.94                1.66                 1.43
       Principal Window              1 - 79              1 - 66              1 - 56               1 - 48
    Optional Redemption             Call (Y)            Call (Y)            Call (Y)             Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

2A2 Class: 1MoLibor + 58bps.  Pricing: 20CPR to the Call

Balance                $292,639,000.00      Delay           0
Coupon                 4.4106               Dated           9/7/2005
Settle                 9/7/2005             First Payment   10/25/2005

Price
            100-00            4.451           Yield
            100-00               84     Disc Margin
            100-04            4.415           Yield
            100-04               80     Disc Margin
            100-08            4.379           Yield
            100-08               77     Disc Margin
            100-12            4.343           Yield
            100-12               73     Disc Margin
            100-16            4.307           Yield
            100-16               70     Disc Margin
            100-20            4.271           Yield
            100-20               66     Disc Margin
            100-24            4.235           Yield
            100-24               63     Disc Margin
            100-28            4.199           Yield
            100-28               59     Disc Margin
            101-00            4.164           Yield
            101-00               56     Disc Margin
            101-04            4.128           Yield
            101-04               52     Disc Margin
            101-08            4.093           Yield
            101-08               49     Disc Margin
            101-12            4.057           Yield
            101-12               45    Disc Margin
            101-16            4.022          Yield
            101-16               42    Disc Margin
            101-20            3.987          Yield
            101-20               38    Disc Margin
            101-24            3.952          Yield
            101-24               35    Disc Margin
            101-28            3.916          Yield
            101-28               31    Disc Margin
            102-00            3.881          Yield
            102-00               28    Disc Margin

               WAL             3.98
  Principal Window    Oct05 - Nov15

         LIBOR_1MO           3.5706
           MTA_1YR            2.865



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

2A2 Class: 1yr MTA + 139bps.  Pricing: 20CPR to the Call

Balance                $292,639,000.00      Delay           24
Coupon                 4.255                Dated           9/7/2005
Settle                 9/7/2005             First Payment   10/25/2005

Price
            100-00            4.211           Yield
            100-00              131     Disc Margin
            100-04            4.176           Yield
            100-04              128     Disc Margin
            100-08            4.140           Yield
            100-08              124     Disc Margin
            100-12            4.104           Yield
            100-12              120     Disc Margin
            100-16            4.069           Yield
            100-16              117     Disc Margin
            100-20            4.033           Yield
            100-20              113     Disc Margin
            100-24            3.998           Yield
            100-24              110     Disc Margin
            100-28            3.962           Yield
            100-28              107     Disc Margin
            101-00            3.927           Yield
            101-00              103     Disc Margin
            101-04            3.892           Yield
            101-04              100     Disc Margin
            101-08            3.857           Yield
            101-08               96     Disc Margin
            101-12            3.822           Yield
            101-12               93    Disc Margin
            101-16            3.787          Yield
            101-16               89    Disc Margin
            101-20            3.752          Yield
            101-20               86    Disc Margin
            101-24            3.717          Yield
            101-24               82    Disc Margin
            101-28            3.682          Yield
            101-28               79    Disc Margin
            102-00            3.648          Yield
            102-00               76    Disc Margin

                 WAL               3.98
    Principal Window      Oct05 - Nov15

           LIBOR_1MO             3.5706
             MTA_1YR              2.865




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.